Exhibit 10.5

Schedule of Omitted Documents

of Strategic Storage Trust II, Inc.

The following Partial Assignments of Purchase and Sale Agreement have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.2 to this Form 8-K:

1.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 3937 Santa Rosa AVE, LLC for the assignment of 3937 Santa Rosa Ave

2.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 1571 W Foothill BLVD, LLC for the assignment of 1571 W Foothill Blvd

3.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 580 E Lambert RD, LLC for the assignment of 580 E Lambert Rd

4.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 4200 Westminster AVE, LLC, for the assignment of 4200 Westminster Ave

5.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 8920 Federal BLVD, LLC, for the assignment of 8920 Federal Blvd

6.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 1401 Enterprise ST, LLC for the assignment of 1401 Enterprise St

7.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 3860 Benatar WAY, LLC for the assignment of 3860 Benetar Way

8.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 2234 Arrow HWY, LLC for the assignment of 2234 Arrow Hwy

9.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 3757 Norwood DR, LLC for the assignment of 3757 Norwood Dr

10.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 6667 Van Buren BLVD, LLC for the assignment of 6667 Van Buren Blvd

11.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 2998 Rockville RD, LLC for the assignment of 2998 Rockville Rd

12.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 435 Airport BLVD, LLC for the assignment of 435 Airport Blvd

13.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 7611 Talbert AVE, LLC for the assignment of 7611 Talbert Avenue

14.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 517 N 8th ST, LLC for the assignment of 517 N. 8th Street

15.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 10919 Evergreen WAY, LLC for the assignment of 10919 Evergreen Way

16.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 404 Potrero Grande DR, LLC for the assignment of 404 Potrero Grande

17.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 4747 W Cal Sag RD, LLC for the assignment of 4747 W Calumet-Sag Road

18.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 4100 Forestville RD, LLC for the assignment of 4100 Forestville Rd

19.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 262 E Maple RD, LLC for the assignment of 262 E. Maple Road

20.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 27203 Groesbeck HWY, LLC for the assignment of 27203 Groesbeck Hwy

21.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 24623 Ryan RD, LLC for the assignment of 24623 Ryan Road

22.	Partial Assignment or Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 240 W Army Trail RD, LLC for the assignment of 240 W. Army Trail Road

23.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 4233 US 130, LLC for the assignment of 4233 Route 130 South

24.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 42557 Van Dyke AVE, LLC for the assignment of 42557 Van Dyke Avenue

25.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 10231 S Colima RD, LLC for the assignment of 10231 S. Colima Rd.

The following Partial Assignments of Purchase and Sale Agreement have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.4 to this Form 8-K:

1.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 150 Airport BLVD, LLC for the assignment of 140 and 150 Airport Blvd.

2.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 4630 Duck Pond RD, LLC for the assignment of 4630 Duck Pond Rd.

3.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 120 Centrewest CT, LLC for the assignment of 120 Centrewest Ct.

4.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC and SST II 338 Jesse ST, LLC for the assignment of 338 Jesse St.